Soundwatch Hedged Equity ETF (SHDG)

(the “Fund”)
A series of Advisor Managed Portfolios (the “Trust”)

Supplement dated January 21, 2026 to the
Summary Prospectus dated February 28, 2025

This supplement is being filed to inform shareholders that, effective January 2, 2026, Mr. Robert Hammer no longer serves as a Portfolio Manager to the Fund. Accordingly, all references to Mr. Hammer are hereby removed in their entirety in the Fund's Summary Prospectus.
In addition, effective January 2, 2026, Mr. Dimitris Markopoulos was added as a Portfolio Manager to the Fund.

The following disclosure regarding portfolio managers is added to the Fund's Summary Prospectus:
Portfolio Managers: Dimitris Markopoulos, Chief Operations Officer of the Advisor, and Jan Bos, Chief Investment Officer of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Bos has served as portfolio manager of the Fund since its inception in September 2023. Mr. Bos also served as portfolio manager of the Predecessor Fund since its inception in October 2022, and as portfolio manager of the Prior Predecessor Fund since its inception in November 2016. Mr. Markopoulos has served as portfolio manager of the Fund since January 2026.

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Please retain this Supplement with your Summary Prospectus.